united states
Securities and Exchange Commission

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 12, 2025

Cadiz Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-12114	77-0313235
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 S. Hope Street, Suite 2850 Los Angeles, California	90071
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (213) 271-1600

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CDZI	The NASDAQ Global Market
Depositary Shares (each representing a 1/1000th fractional interest in share of 8.875% Series A Cumulative Perpetual Preferred Stock, par value $0.01 per share)	CDZIP	The NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07    Submission of Matters to a Vote of Security Holders

On June 12, 2025, the Company held its 2025 Annual Meeting of Stockholders.  The number of shares present virtually or represented by proxy and entitled to vote at said meeting was 57,788,025.

i.	The following directors were elected at the meeting:

NOMINEE	VOTES FOR	VOTES WITHHELD	BROKER NON-VOTES
Stephen E. Courter	49,387,304	323,873	8,076,848
Maria Dreyfus	49,535,108	176,069	8,076,848
Maria Echaveste	49,481,267	229,910	8,076,848
Winston Hickox	49,184,431	526,746	8,076,848
Susan Kennedy	49,614,548	96,629	8,076,848
Barbara A. Lloyd	49,399,548	311,629	8,076,848
Kenneth T. Lombard	49,540,598	170,579	8,076,848
Richard Polanco	49,365,328	345,849	8,076,848

ii.	The amendment to the Cadiz Inc. 2019 Equity Incentive Plan, as amended (“Plan”), to increase the total number of shares reserved for issuance under the Plan was approved by the following vote:

VOTES
FOR:	47,480,407
AGAINST:	2,201,294
ABSTAIN:	29,476
BROKER NON-VOTES:	8,076,848

iii.	PricewaterhouseCoopers LLP was approved as the Company’s independent auditors for the fiscal year 2025 by the following vote:

VOTES
FOR:	57,688,243
AGAINST:	88,787
ABSTAIN:	10,995

iv.	The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers, by the following vote:

VOTES
FOR:	44,879,252
AGAINST:	4,813,993
ABSTAIN:	17,932
BROKER NON-VOTES:	8,076,848

Item 9.01         Financial Statements and Exhibits

(d) Exhibits

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CADIZ INC.

By:	/s/ Stanley E. Speer
Stanley E. Speer
Chief Financial Officer

Date:  June 13, 2025